HSBC Bank USA, National Association
    452 Fifth Avenue
    New York, NY  10018
    Fax: (212) 525-5517

Date:                      December 5, 2006

To:                        U.S. Bank National Association, not in its individual capacity but solely in its capacity as Trustee for the benefit of the RAAC Series 2006-SP4 Supplemental Interest
                           Trust

                           EP-MN-WS3D
                           60 Livingston Avenue
                           St. Paul, MN 55107

Attention:                 RAAC Series 2006-SP4 Trust
Telephone no.:             (651) 495-3880
Facsimile no.:             (651) 495-8090

Cc:                        Shane Huether
Facsimile no:              952-921-4280

Our Reference:             Global No. 414175HN

Re:      Interest Rate Swap Transaction

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between HSBC Bank USA, National Association ("Party A") and RAAC Series 2006-SP4 Trust, acting through U.S. Bank
National Association, not in its individual capacity, but solely as Trustee for the benefit of RAAC Series
2006-SP4 Trust ("Party B") on the Trade Date specified below (the "Transaction").  This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the
International Swaps and Derivatives Association, Inc. are incorporated by reference herein.  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.  For purposes of this
Transaction, any capitalized and undefined terms contained herein (other than the capitalized terms the definitions of which are contained in the Definitions) shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of November 1, 2006 (the "Pooling and Servicing Agreement") relating to the RAAC
Series 2006-SP4 Trust Mortgage Asset-Backed Pass-Through Certificates, Series 2006-SP4, which is hereby incorporated by reference into this Confirmation.

1.       This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. This Confirmation, together with all other documents referring to the ISDA Form, as defined below, confirming the Transaction entered into between us shall supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master
         Agreement (Multicurrency-Cross Border) (the "ISDA Form") (as may be amended, modified or supplemented from time to time, the "Agreement") as if we had executed an agreement on the Trade Date of the first such Transaction between us in such form, with the Schedule thereto specifying only that (a) the governing law is the laws of the State of New York, without reference to choice of law doctrine, and (b)
         the Termination Currency is U.S. Dollars.  In the event of any inconsistency between the terms of this
         Confirmation, and the terms of the Agreement, this Confirmation will prevail for the purpose of this
         Transaction.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:-

         Notional Amount:                              With  respect to any  Calculation  Period  during  which the
                                                       Reference  Transaction has not been terminated,  the lesser, if any,  of (A) the amount set forth on  Schedule A attached hereto and (B) the outstanding  aggregate  principal balance of  the  Class  A  Certificates  and  Class  M  Certificates
                                                       immediately   prior  to  the  related  Floating  Rate  Payer
                                                       Period  End  Date.  Party  A will  be  able  to  access  the outstanding  aggregate  principal balance of the Class A and
                                                       Class M  Certificates  via the  Trustee's  internet  website
                                                       http://www.usbank.com/mbs   presented   under   "RESIDENTIAL
                                                       ASSET  MORTGAGE  PRODUCTS,  INC." as the  product  and "RAAC
                                                       SERIES  2006-SP4"  as the  deal.  This  information  will be posted  at  least  5  Business  Days  prior  to the  related
                                                       Payment Date.

         Trade Date:                                 November 30, 2006

         Effective Date:                             December 8, 2006

         Termination Date:                           November 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amounts:

         Fixed Rate Payer:                           Party B

         Fixed Rate Payer
         Period End Dates:                           The 25th day of each month of each year, commencing December
                                                     25, 2006, through and including the Termination Date,
                                                     subject to adjustment in accordance with the Following
                                                     Business Day Convention.

         Fixed Rate Payer
         Payment Dates:                              Delayed Payment - Two (2) Business Days prior to each Fixed
                                                     Rate Payer Period End Date

         Fixed Rate:                                 4.987%

         Fixed Rate Day
         Count Fraction:                             30/360

Floating Amounts:

         Floating Rate Payer:                        Party A

         Floating Rate Payer
         Period End Dates:                           The 25th day of each month of each year, commencing December
                                                     25, 2006, through and including the Termination Date,
                                                     subject to adjustment in accordance with the Following
                                                     Business Day Convention.

         Floating Rate Payer
         Payment Dates:                              Early Payment - Two Business Days prior to each Floating
                                                     Rate Payer Period End Date

         Floating Rate Option:                       USD-LIBOR-BBA

         Designated Maturity:                        One month

         Spread:                                     None

         Floating Rate Day
         Count Fraction:                             Actual/360

         Floating Rate for initial
         Calculation Period:                         To be determined

         Reset Dates:                                The first Business Day in each Calculation Period.

         Compounding:                                Inapplicable

Business Days:                                       New York

3.       ACCOUNT DETAILS:

         Payments to Party A:       HSBC Bank USA, National Association
                                                       ABA # 021-001-088
                                                       For credit to Department 299
                                                       A/C: 000-04929-8
                                                       HSBC Derivative Products Group

         Payments to Party B:       U.S. Bank National Association
                                    ABA # 091000022
                                    Account Number: 1731 0332 2058
                                    Reference: RAAC Series 2006-SP4 Trust
                                    OBI: Attn: John Thomas
                                    Ref. Account No. 107966000

4.       OFFICES:

         The Office for Party A for this Transaction is New York.

         The Office of Party B for this Transaction is St. Paul, MN

5.       CALCULATION AGENT:                 Party A

6.       REPRESENTATIONS.

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(i)        NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication
(written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction;
it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication
(written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.  Notwithstanding the foregoing, the parties agree that U.S. Bank National
Association has executed this letter agreement pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(ii)       ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.  Notwithstanding the foregoing, the parties agree that the U.S. Bank National Association has executed this letter agreement pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(iii)      STATUS OF PARTIES. The other party is not acting as a fiduciary for, or an adviser to it in respect of this Transaction

(iv)       PARI PASSU:  Party A represents that its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

7.       ISDA FORM.

(a)      "Specified Entity" means, in relation to Party A, for the purpose of Section 5(a)(v), Section 5(a)(vi),
Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(b)       "Specified Entity" means, in relation to Party B, for the purpose of Section 5(a)(v), Section 5(a)(vi),
Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(c)      "Specified Indebtedness" will have the meaning specified in Section 14 of the ISDA Form, provided that
Specified Indebtedness shall not include deposits received in the course of a party's ordinary banking business.

(d)      "Specified Transaction" will have the meaning specified in Section 14 of the ISDA Form.

(e)      "Threshold Amount" means, with respect to Party A (or its Credit Support Provider), 3% of shareholders'
equity as described in its most recently published audited financial statement or its equivalent in any currency.

(f)      Sections 5(a)(ii), 5(a)(iii), 5(a)(iv); and 5(a)(vi) of the ISDA Form will not apply to Party B;
provided that Section 5(a)(iii) of the ISDA Form shall apply to Party B to the extent that Party B fails to return a Return Amount under the Credit Support Annex.  With respect to Party A and Party B, the provisions of
Section 5(a)(v) of the ISDA Form will not apply.

(g)      Section 5(a)(vi) of the ISDA Form "Cross Default" applies to Party A, provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either (i) or (ii) above if (A) (I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II)
funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility.

(h)      Section 5(a)(vii) of the ISDA Form applies to Party A and Party B; provided that with respect to Party
B, clauses (2), (7) and (9) will not be applicable as an Event of Default to the extent such event relates to nonpayment of indebtedness other than that of the related class of Notes; clause (4) will not apply to Party B to the extent that it refers to proceedings or petitions instituted or presented by Party A or any of its
Affiliates; clause(6) will not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Transaction Documents or (ii) any appointment that Party B has not become subject
to); clause (8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2),(4),(6), and (7)
of the ISDA Form (except to the extent that such provisions are not disapplied with respect to Party B.

(i)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will not apply to Party A or Party B.

(j)      The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will not apply to Party A or Party B.

(k)      The "Tax Event Upon Merger" provisions of Section 5(b)(iii) of the ISDA Form will apply, provided that
Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(l)      Section 6(b)(ii) of the ISDA Form will apply; provided that the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party" shall be deleted.

(m)      The ISDA Form will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York
General Obligations Law).

(n)      The phrase "Termination Currency" means United States Dollars.

(o)      For the purpose of Section 6(e) of the ISDA Form:

                  (i)      Market Quotation will apply and the Second Method will apply; provided, however, with respect to an early termination in which Party A is the Defaulting Party or sole Affected Party in respect of an Additional Termination Event or Tax Event Upon Merger, notwithstanding Section
                  6 of the ISDA Form the following amendment to Agreement set forth in paragraphs (i) to (ix)
                  below shall apply:

                  For the purposes of Section 6(d)(i) of the ISDA Form, Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing which Party B is able to release without breaching any contractual obligations or the provisions of any law applicable to Party B.

                  The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference
                  Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such
                  Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant
                  Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a
                  Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

                  (ii)     The  definition  of  "Settlement  Amount"  shall be deleted in its entirety and replaced with the following:

                  "Settlement  Amount" means,  with respect to any Early Termination Date, an amount (as determined by Party B in  accordance  with the Pooling and  Servicing  Agreement)  equal to the  Termination
                  Currency  Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated  Transaction or group of Terminated  Transactions that is accepted by Party B in accordance  with the Pooling and Servicing  Agreement so as to become  legally  binding,  i.e.
                  provided that:

                           (a) If, on the day  falling  ten Local  Business  Days  after the day on which the Early
                           Termination  Date is  designated  or such  later day as Party B in  accordance  with the
                           Pooling and  Servicing  Agreement  may specify in writing to Party A (but in either case no later  than the Early  Termination  Date)  (such day the  "Latest  Settlement  Amount
                           Determination  Day"),  no Market  Quotation for the relevant  Terminated  Transaction or group of Terminated  Transactions  has been  accepted by Party B in accordance  with the
                           Pooling and Servicing  Agreement so as to become legally  binding and one or more Market
                           Quotations  have  been  made  and  remain  capable  of  becoming  legally  binding  upon acceptance,  the Settlement  Amount shall equal the Termination  Currency  Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

                           (b) If, on the Latest Settlement Amount  Determination  Day, no Market Quotation for the
                           relevant  Terminated  Transaction  or group of  Terminated  Transactions  is accepted by
                           Party B in accordance  with the Pooling and Servicing  Agreement so as to become legally binding and no Market  Quotations have been made and remain capable of becoming  legally binding upon  acceptance,  the  Settlement  Amount  shall equal Party B's Loss  (whether positive or negative  and without  reference  to any Unpaid  amounts)  for the  relevant
                           Terminated Transaction or group of Terminated Transactions.

                  (iii) For the purpose of sub-paragraph (4) of the definition of Market  Quotation,  Party B shall determine in its sole discretion in accordance with the Pooling and Servicing  Agreement,  acting in a  commercially  reasonable  manner,  whether a Firm Offer is made in respect of a Replacement
                  Transaction  with commercial  terms  substantially  the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

                  (iv)     At any time on or before the Latest  Settlement  Amount  Determination  Day at which two or more Market  Quotations  remain capable of becoming legally binding upon  acceptance,  Party B shall be entitled to accept only the lowest of such Market Quotations.

                  (v)      If Party B requests  Party A in writing to obtain Market  Quotations,  Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

                  (vi)     If the  Settlement  Amount is a negative  number,  Section  6(e)(i)(3)  of the ISDA Form shall be deleted in its entirety and replaced with the following:

                  "SECOND METHOD AND MARKET  QUOTATION.  If Second Method and Market  Quotation  apply, (1) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement  Amount in respect of the  Terminated  Transactions,  (2)  Party B shall  pay to  Party A the  Termination  Currency
                  Equivalent  of the  Unpaid  Amounts  owing  to Party A and (3)  Party A shall  pay to Party B the
                  Termination  Currency  Equivalent of the Unpaid  Amounts owing to Party B, Provided that, (i) the amounts  payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this  Agreement  and (ii)  notwithstanding  any other  provision  of this  Agreement,  any amount payable by Party A under (3) shall not be netted-off  against any amount payable by Party B under
                  (1)."

(p)      Multibranch Party.  For the purpose of Section 10(c) of the Form Master Agreement: (a)  Party A is a not
a Multibranch Party; and (b) Party B is not a Multibranch Party.

(q)      Credit Support Document.  Initially with respect to Party A, a Credit Support Annex and any guaranty in support of Party A's obligations. With respect to Party B, a Credit Support Annex, but only with respect to
Paragraph 3(b) of such Credit Support Annex.

(r)      Credit Support Provider.  In relation to Party A: Not Applicable. In relation to Party B: Not Applicable.

(s)      Section 12(a)(ii) of the ISDA Form is deleted in its entirety.

(t)      Party A may assign or transfer its rights and obligations hereunder to any entity pursuant to Section 9 of this Agreement.  This Transaction shall not be amended or modified pursuant to Section 9(b) of the ISDA Form unless the Rating Agency Condition is satisfied.

(u)      Notwithstanding any provision of this Transaction or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in
Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

8.       LIMITATION OF LIABILITY.

         Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by U.S. Bank National Association ("U.S. Bank"), not individually or personally, but solely as Trustee of the the RAAC Series 2006-SP4 Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the RAAC Series 2006-SP4 Trust is made and intended not as personal representations, undertakings and agreements by U.S. Bank but is made and intended for the purpose of binding only the RAAC Series
2006-SP4 Trust, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve U.S. Bank from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall U.S. Bank be personally liable for the payment of any indebtedness or expenses of the RAAC Series 2006-SP4 Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the RAAC Series 2006-SP4 Trust under this letter agreement or any other related documents.

9.       ADDITIONAL PROVISIONS.

         (I) DOWNGRADE OF PARTY A.  If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) within 30 calendar days after the occurrence of a Ratings Event, either (i) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below), (ii) post Eligible
Collateral in accordance with the Credit Support Annex attached hereto and made a part hereof or (iii) obtain a guaranty which satisfies the Rating Agency Condition.  Party A's obligations to find a transferee, to post
Eligible Collateral under such Credit Support Annex or obtain a guarantor shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A.  For the purpose hereof, a "Ratings Event" shall occur in that event that (1) Party A's short-term unsecured and unsubordinated debt rating is reduced below "A-1" by
Standard & Poor's Ratings Service ("S&P") (or if its short-term rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is reduced below "A+" by S&P) or (2) its short-term unsecured and unsubordinated debt rating is reduced below "F1" by Fitch, Inc. ("Fitch") (or, if its short-term rating is not available by Fitch, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A" by Fitch or (iii) if Party A fails to satisfy the Moody's Downgrade provisions set forth in Section
9(ii) hereof.

         If a Ratings Withdrawal (as defined below) shall occur and be continuing with respect to Party A, then
Party A shall within 2 Business Days of such Ratings Withdrawal, (A) give notice to Party B of the occurrence of such Ratings Withdrawal, and (B) (i) transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition or (ii) obtain a guaranty of its obligations hereunder from another party, subject to the satisfaction of the Rating Agency Condition, and such guaranty shall remain in effect only for so long as a Ratings Withdrawal is continuing with respect to Party A.
For the purpose hereof, a "Ratings Withdrawal" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A are withdrawn by S&P or cease to be at least BBB- and A-3 by S&P.

         "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the
Certificates.

         (II)  MOODY'S DOWNGRADE PROVISIONS.

                  (A)      Moody's  First  Rating  Trigger  Collateral.  For purposes of this  section,  if Party A has failed to comply with or perform any  obligation  to be complied with or performed by Party A in  accordance  with the Credit  Support Annex from time to time entered into between Party A and
                  Party B in  relation  to  this  Agreement  and  either  (x) the  Moody's  Second  Rating  Trigger
                  Requirements  do not apply or (y) less than 30 Local  Business  Days have elapsed  since the last time the Moody's Second Rating  Trigger  Requirements  did not apply,  such failure by Party A to comply with the provisions set forth above shall constitute an Additional  Termination  Event for which Party A shall be the sole Affected Party.

                  (B)      Moody's  Second  Rating  Trigger  Replacement.  It  shall be an  Additional  termination
                  Event with respect to Party A as sole Affected  Party if (x) the Moody's  Second  Rating  Trigger
                  Requirements  apply  and 30 or more  Local  Business  Days have  elapsed  since the last time the
                  Moody's  Second  Rating  Trigger  Requirements  did not apply  and (y) (i) at least one  Eligible
                  Replacement  has made a Firm Offer  (which  remains  capable of  becoming  legally  binding  upon acceptance)  to be the  transferee  of a transfer  to be made in  accordance  with Part  5(m)(ii)
                  below and/or (ii) at least one entity with the Moody's  First  Trigger  Required  Ratings  and/or the Moody's  Second  Trigger  Required  Ratings has made a Firm Offer (which  remains  capable of becoming  legally  binding upon  acceptance  by the offeree) to provide an Eligible  Guarantee in respect of all of Party A's present and future obligations under this Agreement.

                  For the purpose of sub-paragraph (B) and (C) above:

                  "Eligible  Guarantee"  means an  unconditional  and  irrevocable  guarantee that is provided by a guarantor as principal  debtor rather than surety and is directly  enforceable  by Party B, where either  (A) a law  firm  has  given a  legal  opinion  confirming  that  none of the  guarantor's payments  to Party B under such  guarantee  will be subject  to  withholding  for Tax or (B) such guarantee  provides  that,  in the event  that any of such  guarantor's  payments  to Party B are subject to withholding  for tax, such guarantor is required to pay such  additional  amount as is necessary  to ensure  that the net  amount  actually  received  by Party B (free and clear of any withholding  tax) will equal the full amount Party B would have received had no such  withholding been required.

                  "Eligible  Replacement"  means an entity (A) with the  Moody's  First  Trigger  Required  Ratings and/or the Moody's Second Trigger  Required  Ratings or (B) whose present and future  obligations owing to Party B are guaranteed  pursuant to an Eligible  Guarantee  provided by a guarantor with the Moody's First Trigger Required Ratings and/or the Moody's Second Trigger Required Ratings.

                  "Firm  Offer"  means an offer  which,  when made,  was capable of becoming  legally  binding upon acceptance.

                  "Moody's  Short-term  Rating"  means a rating  assigned by Moody's  under its  short-term  rating scale in respect of an entity's short-term, unsecured and unsubordinated debt obligations

                  "Relevant  Entities"  means Party A and any guarantor  under an Eligible  Guarantee in respect of all of Party A's present and future obligations under this Agreement.

                  An entity shall have the "Moody's  First Trigger  Required  Ratings" (x) where such entity is the subject  of a  Moody's  Short-term  Rating,  if such  rating  is  "Prime-1"  and  its  long-term, unsecured  and  unsubordinated  debt or  counterparty  obligations  are  rated  "A2" or  above by
                  Moody's  and (y) where such  entity is not the  subject of a Moody's  Short-term  Rating,  if its long-term,  unsecured  and  unsubordinated  debt or  counterparty  obligations  are rated "A1" or above by Moody's.

                  The "Moody's  Second Rating Trigger  Requirements"  shall apply so long as no Relevant Entity has the Second Trigger Required Ratings.

                  An entity shall have the "Moody's Second Trigger  Required  Ratings" (x) where such entity is the subject of a Moody's  Short-term  Rating, if such rating is "Prime-2" or above and its long-term, unsecured and  unsubordinated  debt  obligations are rated "A3" or above by Moody's and (y) where such entity is not the subject of a Moody's  Short-term  Rating, if its long-term,  unsecured and unsubordinated debt obligations are rated "A3" or above by Moody's.

                  So long as the Moody's Second Rating  Trigger  Requirements  apply,  Party A will at its own cost use commercially  reasonable  efforts to, as soon as reasonably  practicable,  procure either (x)
                  an Eligible  Guarantee in respect of all of Party A's present and future  obligations  under this
                  Agreement to be provided by a guarantor  with the Moody's First Trigger  Required  Ratings and/or the Moody's Second Trigger  Required  Ratings or (y) a transfer in accordance  with Section 9(ii)
                  below.

         (III)    TRANSFERS.

                  (a)      Section 7 of the ISDA Form shall not apply to Party A and,  subject to Section  6(b)(ii)
                  of the ISDA Form and Section  9(v) herein,  Party A may not transfer  (whether by way of security or otherwise)  any interest or obligation  in or under this  Agreement  without the prior written consent of Party B. Any  transfer  pursuant to this  Section  will  require  that the  transferee
                  enter  into  a  Regulation  AB  indemnification   agreement  substantially  similar  to  the  one
                  previously entered into by Party A.

                  (b)      Subject  to  Section  9(v)  below,  Party  A may  (at  its  own  cost)  transfer  all or substantially  all of its rights and  obligations  with  respect to this  Agreement  to any other entity (a "TRANSFEREE")  that is an Eligible  Replacement,  provided that Party B shall determine in its sole  discretion  in  accordance  with the Pooling and  Servicing  Agreement,  acting in a commercially  reasonable  manner,  whether or not a transfer relates to all or substantially  all of Party  A's  rights  and  obligations  under  this  Agreement.  Following  such  transfer,  all references to Party A shall be deemed to be references to the Transferee.

         (c)      If an entity has made a Firm Offer  (which  remains  capable of  becoming  legally  binding  upon acceptance)  to be the transferee of a transfer to be made in accordance  with (ii) above,  Party
                  B shall (at Party A's cost) at Party A's written  request,  take any reasonable steps required to be taken by it to effect  such  transfer  provided  such steps  shall be in  accordance  with the
                  Pooling and Servicing Agreement.

         (IV)     TAX.  Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of the ISDA Form, in
relation to payments by Party A, any Tax shall be an Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

         (V)      RATING AGENCY NOTIFICATIONS.  Notwithstanding any other provision of this Agreement, this
Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Party
A's rights and obligations with respect to this Agreement in accordance with Section 9(ii) above) unless Moody's has been given prior written notice of such amendment, designation or transfer.

10.      ADDITIONAL TERMINATION EVENTS.

(a)      A Ratings Event occurs as set forth in Section 9 hereof and Party A fails to satisfy the requirements set forth in Section 9 hereof or Party A fails to satisfy the Moody's Downgrade provisions set forth in Section 9 hereof.  Party A shall be the sole Affected Party.
(b)      The Pooling and Servicing Agreement is amended or modified, without the prior written consent of Party
                  A, in any manner which materially adversely affects Party A, and such consent is required pursuant to the Pooling and Servicing Agreement.  Party B shall be the sole Affected Party

(c)      The Trust Fund (as defined in the Pooling and Servicing Agreement) is terminated pursuant to the Pooling and Servicing Agreement or notice of the Terminator's (as defined in the Pooling and Servicing
                  Agreement) intention to exercise its option to purchase the Mortgage Loans pursuant to Section
                  9.01 of the Pooling and Servicing Agreement is given by the Trustee to Certificateholders pursuant to Section 9.01 of the Pooling and Servicing Agreement.  Party B shall be the sole
                  Affected Party.

11.      NON-PETITION.

         Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the certificates issued by Party B under the Pooling and Servicing Agreement and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

12.      TAX REPRESENTATIONS.

(a)      Payer Representations.  For the purpose of Section 3(e) of the ISDA Agreement, Party A and Party B will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement)
         to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)      the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement;

(ii)     the satisfaction of the agreement contained in Section 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the
         Agreement; and

(iii)    the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii)
         and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee Representations.  For the purpose of Section 3(f) of the Agreement, each of Party A and Party B make the following representations.

         The following representation will apply to Party A:

         Party A is a national banking association organized under the federal laws of the United States and its
         U.S.  taxpayer identification number is 20-1177241.

         The following representation will apply to Party B:

         U.S. Bank National Association is the Trustee and Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement.

13.      NON-RECOURSE PROVISIONS.

         Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the  RAAC Series 2006-SP4 Trust hereunder, and Party A shall be limited to a proceeding against the
Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the RAAC Series 2006-SP4 Trust for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

14.      DOCUMENTS TO BE DELIVERED.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)        Tax forms, documents, or certificates to be delivered are:

---------------------------------------- -------------------------------- -----------------------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT       FORM/DOCUMENT/                   DATE BY WHICH TO BE DELIVERED
                                         CERTIFICATE
---------------------------------------- -------------------------------- -----------------------------------------------
---------------------------------------- -------------------------------- -----------------------------------------------
Party A and                              Any document required or         Promptly after the earlier of (i) reasonable
Party B                                  reasonably requested to allow    demand by either party or (ii) learning that
                                         the other party to make          such form or document is required
                                         payments under this Agreement
                                         without any deduction or
                                         withholding for or on the
                                         account of any Tax or with
                                         such deduction or withholding
                                         at a reduced rate
---------------------------------------- -------------------------------- -----------------------------------------------

(2)        Other documents to be delivered (unless publicly available) are:

----------------------------- --------------------------------- ------------------------------- ------------------------
PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                    DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION
DOCUMENT                      CERTIFICATE                                                       3(D) REPRESENTATION
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A and Party B           Any documents to evidence the     Upon the execution and                    Yes
                              authority of the delivering       delivery of this Agreement
                              party for it to execute and       and such Confirmation.
                              deliver this Confirmation.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
                                                                                                          Yes
Party A and Party B           A certificate of an authorized
                              officer of the party, as to the   Upon the execution and
                              incumbency and authority of the   delivery of this Confirmation.
                              respective officers of the
                              party signing this Confirmation.

----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A                       Legal opinion(s) with respect     Within 5 Local Business Days              No
                              to such party and its Credit      of execution hereof
                              Support Provider, if any, for
                              it, reasonably satisfactory in
                              form and substance to the other
                              party relating to the
                              enforceability of the party's
                              obligations under this
                              Agreement.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------

Party A                       A copy of the most recent         To be made available on                   Yes
                              annual report of such party       www.deutschebank.de/ir/en/ as
                              (only if available) and its       soon as available and in any
                              Credit Support Provider, if       event within 90 days after
                              any, containing in all cases      the end of each fiscal year
                              audited consolidated financial    of Party A
                              statements for each fiscal year
                              certified by independent
                              certified public accountants
                              and prepared in accordance with
                              generally accepted accounting
                              principles in the United States
                              or in the country in which such
                              party is organized.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party B                       Each other report or other        Promptly upon request by                  No
                              document required to be           Party A, or with respect to
                              delivered by or to Party B        any particular type of report
                              under the terms of the Pooling    or other document as to which
                              and Servicing Agreement, other    Party A has previously made
                              than those required to be         request to receive all
                              delivered directly by the         reports or documents of that
                              Trustee to Party A thereunder.    type, promptly upon delivery
                                                                or receipt of such report or
                                                                document by Party B and
                                                                delivery shall be satisfied
                                                                by posting such report on
                                                                Party B's website
                                                                http://www.usbank.com/mbs.
----------------------------- --------------------------------- ------------------------------- ------------------------

15.      WAIVER OF RIGHT TO TRIAL BY JURY.

         EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL
PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

16.      ELIGIBLE CONTRACT PARTICIPANT.

         Each party represents to the other party that it is an "eligible contract participant" as defined in
Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

17.      NOTICE BY FACSIMILE TRANSMISSION.

         Section 12(a) of the ISDA Form is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:      /s/ Antonia Landgraf
         Name: Antonia Landgraf
         Title: Assistant Vice President

By:      /s/ Charleen Collins
         Name: Charleen Collins
         Title: Vice President

Confirmed as of the date above:

RAAC SERIES 2006-SP4 SUPPLEMENTAL INTEREST TRUST

By:      U.S. Bank National Association not in its individual capacity but solely in its capacity as Supplemental Interest Trust
         Trustee for the benefit of the RAAC Series 2006-SP4
         Supplemental Interest Trust

By:      /s/ Diane L. Reynolds
         Name: Diane L. Reynolds
         Title: Vice President

                                                    SCHEDULE A

With respect to calculating a Fixed Amount or Floating Amount for any Calculation Period falling within the periods set forth below, the Notional Amount shall be the amount set forth opposite the relevant period and underneath the caption Notional Amount, as follows:

    FROM AND INCLUDING*           TO BUT EXCLUDING*                       NOTIONAL AMOUNT
                                                                               (USD)

       Effective Date                 25-Dec-06                           303,913,000.00
         25-Dec-06                    25-Jan-07                           275,565,963.31
         25-Jan-07                    25-Feb-07                           259,812,411.05
         25-Feb-07                    25-Mar-07                           237,185,149.82
         25-Mar-07                    25-Apr-07                           192,098,377.20
         25-Apr-07                    25-May-07                           181,768,323.82
         25-May-07                    25-Jun-07                           173,467,323.80
         25-Jun-07                    25-Jul-07                           165,430,040.74
         25-Jul-07                    25-Aug-07                           156,880,139.09
         25-Aug-07                    25-Sep-07                           143,206,368.03
         25-Sep-07                    25-Oct-07                           129,121,183.55
         25-Oct-07                    25-Nov-07                           122,282,466.53
         25-Nov-07                    25-Dec-07                           114,225,501.34
         25-Dec-07                    25-Jan-08                           108,373,691.28
         25-Jan-08                    25-Feb-08                           103,012,715.28
         25-Feb-08                    25-Mar-08                            95,245,238.28
         25-Mar-08                    25-Apr-08                            74,536,097.60
         25-Apr-08                    25-May-08                            69,941,073.59
         25-May-08                    25-Jun-08                            61,466,334.32
         25-Jun-08                    25-Jul-08                            55,979,044.95
         25-Jul-08                    25-Aug-08                            53,229,354.05
         25-Aug-08                    25-Sep-08                            50,594,102.24
         25-Sep-08                    25-Oct-08                            48,097,339.33
         25-Oct-08                    25-Nov-08                            45,953,847.51
         25-Nov-08                    25-Dec-08                            43,597,305.49
         25-Dec-08                    25-Jan-09                            41,663,155.11
         25-Jan-09                    25-Feb-09                            39,748,845.34
         25-Feb-09                    25-Mar-09                            37,828,544.01
         25-Mar-09                    25-Apr-09                            36,065,276.08
         25-Apr-09                    25-May-09                            34,072,189.28
         25-May-09                    25-Jun-09                            32,446,618.96
         25-Jun-09                    25-Jul-09                            30,993,998.95
         25-Jul-09                    25-Aug-09                            29,445,579.22
         25-Aug-09                    25-Sep-09                            28,123,162.94
         25-Sep-09                    25-Oct-09                            26,851,449.62
         25-Oct-09                    25-Nov-09                            25,625,224.95
         25-Nov-09                    25-Dec-09                            24,442,759.53
         25-Dec-09                    25-Jan-10                            24,442,759.53
         25-Jan-10                    25-Feb-10                            24,442,759.53
         25-Feb-10                    25-Mar-10                            24,442,759.53
         25-Mar-10                    25-Apr-10                            24,442,759.53
         25-Apr-10                    25-May-10                            24,442,759.53
         25-May-10                    25-Jun-10                            24,442,759.53
         25-Jun-10                    25-Jul-10                            24,203,225.52
         25-Jul-10                    25-Aug-10                            23,251,966.81
         25-Aug-10                    25-Sep-10                            22,369,873.86
         25-Sep-10                    25-Oct-10                            21,406,035.96
         25-Oct-10                    25-Nov-10                            20,545,085.59
         25-Nov-10                    25-Dec-10                            19,676,630.48
         25-Dec-10                    25-Jan-11                            18,949,789.58
         25-Jan-11                    25-Feb-11                            18,249,979.17
         25-Feb-11                    25-Mar-11                            17,579,174.74
         25-Mar-11                    25-Apr-11                            16,883,039.93
         25-Apr-11                    25-May-11                            16,242,061.59
         25-May-11                    25-Jun-11                            15,616,503.05
         25-Jun-11                    25-Jul-11                            15,028,466.90
         25-Jul-11                    25-Aug-11                            14,446,632.60
         25-Aug-11                    25-Sep-11                            13,911,281.42
         25-Sep-11                    25-Oct-11                            13,393,672.20
         25-Oct-11                Termination Date                         12,893,209.67

* All dates listed above (with the exception of the Effective Date) are subject to adjustment in accordance with the  Following Business Day Convention